EXHIBIT 99.1

Limelight Networks(R) Reports Fourth Quarter and Full-Year 2011 Results

TEMPE, Ariz., Feb. 13, 2012 (GLOBE NEWSWIRE) -- Limelight Networks, Inc. (Nasdaq:LLNW) ("Limelight") today reported fourth quarter and full year 2011 financial results.

"After two years of transformational work, Limelight Networks now offers high-value integrated solutions which allow our customers to manage their entire digital presence across web, mobile, social, and large screen channels," said Jeff Lunsford, chairman and chief executive officer. "These cloud-based solutions are being well-received by customers and prospects, and helped us to exceed our revenue forecasts for the fourth quarter. Our high-performance global computing platform allows us to offer advanced features across mobile, On-line Video Platform, content management, front-end acceleration, content delivery, transcoding, live streaming, social enablement and cloud storage. The integration of these differentiates us from point solution providers and allows us to solve complex business problems for our customers. Our content delivery business also helped us exceed revenue forecasts, growing 9% sequentially during a third quarter in a row of favorable CDN pricing trends. This CDN business is unique and valuable, having funded and fueled the construction of a globally distributed platform that solves what we believe is one of the hardest problems in cloud computing – that of delivering broadcast quality video to hyper-connected viewers across 800+ device types across the globe. The hardware, software and operational platform required to pull this off provides an exceptional foundation for building high-value cloud applications at the workflow layer in the future."

Specific highlights for the fourth quarter included:

  Revenue of $46 million and full-year 2011 revenue of $171.3 million from continuing operations
  Value added services revenue growth of 70% year-over-year
  Value added services comprised 29% of revenue:
  Limelight video platform revenue grew in excess of 160% year-over-year
  Mobile internet and tablet computing revenue grew in excess of 70% year-over-year
  Enterprise cloud storage revenue grew in excess of 55% year-over-year
  Site and application acceleration services revenue grew in excess of 25% year-over-year

Financial Highlights

For the fourth quarter of 2011, the Company reported revenue of $46 million from continuing operations, adjusted EBITDA of $6.5 million and non-GAAP net loss, before share-based compensation, litigation expenses, amortization of intangible assets, acquisition-related expenses, and discontinued operations of $0.6 million or 1 cent per basic share. GAAP net loss from continuing operations was $6 million, or 6 cents per basic share.

For the full year of 2011, the Company reported revenue of $171.3 million from continuing operations. The Company also reported Adjusted EBITDA of $18.4 million and non-GAAP net loss from continuing operations, before share-based compensation, litigation expenses, amortization of intangible assets, acquisition-related expenses, and discontinued operations of $9.7 million or $0.09 per basic share.

Capital investments were $3.5 million in the quarter and $30.4 million for the year. The Company ended the year with no bank debt and approximately $140 million in cash and short-term marketable securities.

Stock Buyback Program

During the fourth quarter the Company repurchased approximately 5.6 million shares of common stock for $15.2 million at an average price of $2.78 per share, including commissions. The Company is nearing the completion of its $25 million stock buyback program, having repurchased approximately 9.7 million shares of common stock at an average price of $2.57 per share since commencement.

2012 Outlook

The Company anticipates first quarter revenue to be in the range of $43-$45 million.

Financial Tables

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	December 31,	December 31,
	2011	2010
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$ 120,349	$ 54,861
Marketable securities	19,850	12,009
Accounts receivable, net of reserves of $4,391 and $6,732 at December 31, 2011 and December 31, 2010	28,045	28,022
Deferred income tax	62	--
Income taxes receivable	31	215
Prepaid expenses and other current assets	20,646	8,277
Assets of discontinued operations	--	64,739
Total current assets	188,983	168,123
Property and equipment, net	56,368	52,891
Marketable securities, less current portion	51	103
Deferred income tax, less current portion	1,177	718
Goodwill	80,105	68,390
Other intangible assets, net	9,207	2,061
Other assets	10,454	6,354
Total assets	$ 346,345	$ 298,640

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$ 6,797	$ 10,300
Deferred revenue, current portion	7,287	6,554
Capital lease obligation, current portion	1,750	934
Income taxes payable	774	1,427
Other current liabilities	13,195	15,327
Liabilities of discontinued operations	--	6,301
Total current liabilities	29,803	40,843
Capital lease obligation, less current portion	2,124	1,641
Deferred income tax, less current portion	580	26
Deferred revenue, less current portion	539	--
Other long term liabilities	4,194	21
Total liabilities	37,240	42,531
Commitments and contingencies	--	--
Stockholders' equity:
Convertible preferred stock, $0.001 par value; 7,500 shares authorized; 0 shares issued and outstanding	--	--
Common stock, $0.001 par value; 300,000 shares authorized at December 31, 2011 and 150,000 shares authorized at December 31, 2010; 104,349 and 100,068 shares issued and outstanding at December 31, 2011 and December 31, 2010, respectively	104	100
Additional paid-in capital	460,845	380,338
Contingent consideration	219	1,608
Accumulated other comprehensive (loss) income	(509)	329
Accumulated deficit	(151,554)	(126,266)
Total stockholders' equity	309,105	256,109
Total liabilities and stockholders' equity	$ 346,345	$ 298,640

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended				Twelve Months Ended

	December 31,	September 30,	December 31,	September 30,	December 31,	December 31,
	2011	2011	2010	2010	2011	2010
Revenues	$ 45,979	$ 42,352	$ 43,024	$ 39,952	$ 171,292	$ 154,223
Costs and operating expenses
Cost of revenues * +	27,666	27,278	26,672	24,976	109,586	94,582
General and administrative * +	10,173	9,915	7,913	7,027	36,925	32,287
Sales and marketing *	10,178	9,176	9,724	10,021	40,081	38,614
Research & development *	4,592	4,360	3,351	2,909	17,146	10,841
Total costs and operating expenses	52,609	50,729	47,660	44,933	203,738	176,324

Operating loss	(6,630)	(8,377)	(4,636)	(4,981)	(32,446)	(22,101)

Interest expense	(74)	(89)	(59)	--	(299)	(62)
Interest income	128	186	143	210	752	910
Other income (expense)	(328)	(18)	(89)	(145)	(311)	(250)
Loss from continuing operations before taxes	(6,904)	(8,298)	(4,641)	(4,916)	(32,304)	(21,503)
Income tax (benefit) expense	(909)	(1,896)	(383)	406	(2,238)	727
Loss from continuing operations	(5,995)	(6,402)	(4,258)	(5,322)	(30,066)	(22,230)
Discontinued operations:
(Loss) gain from discontinued operations, net of tax	(558)	11,420	(2,090)	(632)	4,778	1,879
Net (loss) income	$ (6,553)	$ 5,018	$ (6,348)	$ (5,954)	$ (25,288)	$ (20,351)

Net (loss) income per share:
Basic
Continuing operations	$ (0.06)	$ (0.06)	$ (0.04)	$ (0.05)	$ (0.28)	$ (0.24)
Discontinued operations	$ --	$ 0.10	$ (0.02)	$ (0.01)	$ 0.05	$ 0.02
Total	$ (0.06)	$ 0.04	$ (0.06)	$ (0.06)	$ (0.23)	$ (0.22)

Diluted
Continuing operations	$ (0.06)	$ (0.06)	$ (0.04)	$ (0.05)	$ (0.28)	$ (0.24)
Discontinued operations	$ --	$ 0.10	$ (0.02)	$ (0.01)	$ 0.05	$ 0.02
Total	$ (0.06)	$ 0.04	$ (0.06)	$ (0.06)	$ (0.23)	$ (0.22)

Shares used in per share calculations:
Basic	106,253	113,662	99,557	98,634	109,236	94,300
Diluted	106,253	113,662	99,557	98,634	109,236	94,300

* Includes share-based compensation (see supplemental table for figures)

+ Includes depreciation and amortization (see supplemental table for figures)

LIMELIGHT NETWORKS, INC.
SUPPLEMENTAL FINANCIAL DATA
(In thousands)
(Unaudited)

	Three Months Ended				Twelve Months Ended

	December 31,	September 30,	December 31,	September 30,	December 31,	December 31,
	2011	2011	2010	2010	2011	2010
Supplemental financial data (in thousands):
Share-based compensation:
Cost of revenues	$ 614	$ 514	$ 580	$ 609	$ 2,419	$ 2,359
General and administrative	2,000	1,093	1,410	1,418	6,132	5,984
Sales and marketing	844	695	1,137	1,246	3,776	4,840
Research and development	730	687	780	795	3,554	2,999
Total share-based compensation	$ 4,188	$ 2,989	$ 3,907	$ 4,068	$ 15,881	$ 16,182

Depreciation and amortization:
Network-related depreciation	$ 7,022	$ 7,035	$ 6,330	$ 5,828	$ 28,030	$ 22,224
Other depreciation and amortization	714	725	379	578	2,437	2,140
Amortization of intangible assets	819	774	140	121	2,350	319
Total depreciation and amortization	$ 8,555	$ 8,534	$ 6,849	$ 6,527	$ 32,817	$ 24,683

Net (decrease) increase in cash, cash equivalents and marketable securities:	$ (17,545)	$ 44,248	$ (3,045)	$ (11,963)	$ 73,277	$ (87,418)

End of period statistics:
Approximate number of active customers	1,565	1,602	1,567	1,565	1,565	1,567
Number of employees	482	473	405	384	482	405

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended				Twelve Months Ended

	December 31,	September 30,	December 31,	September 30,	December 31,	December 31,
	2011	2011	2010	2010	2011	2010

Cash flows from operating activities:
Net (loss) income	$ (6,553)	$ 5,018	$ (6,348)	$ (5,954)	$ (25,288)	$ (20,351)
(Loss) income from discontinued operations	(558)	11,420	(2,090)	(632)	4,778	1,879
Net loss from continuing operations	(5,995)	(6,402)	(4,258)	(5,322)	(30,066)	(22,230)

Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	8,555	8,533	6,849	6,521	32,817	24,683
Share-based compensation	4,188	2,989	3,907	4,068	15,881	16,182
Deferred income taxes	(183)	43	(728)	10	(214)	(718)
Loss (gain) on foreign currency transactions	(18)	--	--	--	(18)	--
Loss (gain) on sale of property and equipment	--	--	(104)	60	--	48
Accounts receivable charges	262	298	121	(565)	1,181	1,333
Accretion of marketable securities	27	(81)	85	(50)	(63)	359
Non cash tax benefit associated with sale of discontinued operations	(407)	(2,165)	--	--	(2,572)	--
Non cash cost basis investment	(359)	(397)	--	--	(1,038)	--
Changes in operating assets and liabilities:
Accounts receivable	(379)	(1,623)	(768)	(2,447)	5	(2,953)
Prepaid expenses and other current assets	1,102	(1,028)	156	671	(582)	1,221
Income taxes receivable	452	(106)	41	94	184	418
Other assets	(296)	370	594	216	(3,859)	1,828
Accounts payable	(4,815)	2,666	1,286	(300)	(2,491)	288
Deferred revenue	1,540	45	(2,796)	(1,881)	(1,021)	(7,023)
Other current liabilities	754	(2,039)	(1,537)	1,497	(3,236)	2,024
Income taxes payable	(1,045)	--	(314)	(427)	(1,357)	(478)
Other long term liabilities	341	549	--	21	1,344	21
Net cash provided by operating activities	3,724	1,652	2,534	2,166	4,895	15,003

Cash flows from investing activities:
Purchase of marketable securities	(7,396)	(9,688)	(1,039)	(8,715)	(22,712)	(28,509)
Sale of marketable securities	1,412	2,350	7,339	12,405	14,932	80,924
Purchases of property and equipment	(3,491)	(7,529)	(8,321)	(11,509)	(30,363)	(33,501)
Acquisition of discontinued operations	--	--	--	--	--	(63,907)
Acquisition of businesses, net of cash acquired	--	133	--	(2,622)	(7,360)	(2,622)
Proceeds from sale of discontinued operations	--	61,000	--	--	61,000	--
Net cash (used in) provided by investing activities	(9,475)	46,266	(2,021)	(10,441)	15,497	(47,615)

Cash flows from financing activities:
Payments on capital lease obligations	(402)	(352)	(192)	--	(1,384)	(192)
Proceeds from exercise of stock options	109	136	1,486	335	731	1,948
Proceeds from secondary public offering, net	--	(48)	--	--	77,049	--
Cash paid for repurchase of common stock	(15,164)	(9,210)	--	--	(24,374)	--
Payment of employee tax withholdings related to restricted stock	(133)	(113)	(950)	(245)	(1,193)	(1,582)
Net cash (used in) provided by financing activities	(15,590)	(9,587)	344	90	50,829	174
Effect of exchange rate changes on cash	447	(420)	21	--	351	210

Cash flows from discontinued operations:
Cash (used in) provided by operating activities of discontinued operations	(2,597)	(899)	3,040	4	(5,400)	(1,603)
Cash used in investing activities of discontinued operations	--	(143)	(591)	(169)	(684)	(817)
Net cash (used in) provided by discontinued operations	(2,597)	(1,042)	2,449	(165)	(6,084)	(2,420)
Net (decrease) increase in cash and cash equivalents	(23,491)	36,869	3,327	(8,350)	65,488	(34,648)
Cash and cash equivalents, beginning of period	143,840	106,971	51,534	59,884	54,861	89,509
Cash and cash equivalents, end of period	$ 120,349	$ 143,840	$ 54,861	$ 51,534	$ 120,349	$ 54,861

Use of Non-GAAP Financial Measures

To evaluate our business, we consider and use Non-GAAP net income (loss) and Adjusted EBITDA as a supplemental measure of operating performance. These measures include the same adjustments that management takes into account when it reviews and assesses operating performance on a period-to-period basis. We consider Non-GAAP net income (loss) to be an important indicator of overall business performance because it allows us to illustrate the impact of the effects of share-based compensation, litigation expenses, amortization of intangibles, acquisition related expenses and discontinued operations. We define EBITDA as GAAP net income (loss) before interest income, interest expense, other income and expense, provision for income taxes, depreciation and amortization, and discontinued operations. We believe that EBITDA provides a useful metric to investors to compare us with other companies within our industry and across industries. We define Adjusted EBITDA as EBITDA adjusted for operational expenses that we do not consider reflective of our ongoing operations. We use Adjusted EBITDA as a supplemental measure to review and assess operating performance. We also believe use of Adjusted EBITDA facilitates investors' use of operating performance comparisons from period to period. In addition, it should be noted that our performance-based executive officer bonus structure is tied closely to our performance as measured in part by certain non-GAAP financial measures.

The terms Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are not defined under United States generally accepted accounting principles, or United States GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with United States GAAP. Our Non-GAAP net income (loss), EBITDA and Adjusted EBITDA have limitations as analytical tools, and when assessing our operating performance, Non-GAAP net income (loss), EBITDA and Adjusted EBITDA should not be considered in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with United States GAAP. Some of these limitations include, but are not limited to:

  EBITDA and Adjusted EBITDA do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
  they do not reflect changes in, or cash requirements for, our working capital needs;
  they do not reflect the cash requirements necessary for litigation costs;
  they do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur;
  they do not reflect income taxes or the cash requirements for any tax payments;
  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;
  while share-based compensation is a component of operating expense, the impact on our financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of our common stock; and
  other companies may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP net income (loss) and Adjusted EBITDA only as supplemental support for management's analysis of business performance. Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are calculated as follows for the periods presented in thousands:

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

LIMELIGHT NETWORKS, INC.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)
(In thousands)
(Unaudited)

	Three Months Ended				Twelve Months Ended

	December 31,	September 30,	December 31,	September 30,	December 31,	December 31,
	2011	2011	2010	2010	2011	2010

GAAP net (loss) income	$ (6,553)	$ 5,018	$ (6,348)	$ (5,954)	$ (25,288)	$ (20,351)

Share-based compensation	4,188	2,989	3,907	4,068	15,881	16,182
Litigation defense expenses	301	463	22	9	1,376	2,149
Acquisition related expenses	117	(41)	169	345	776	1,527
Amortization of intangible assets	819	774	140	121	2,350	319
(Income) loss from discontinued operations	558	(11,420)	2,090	632	(4,778)	(1,879)

Non-GAAP net loss	$ (570)	$ (2,217)	$ (20)	$ (779)	$ (9,683)	$ (2,053)

LIMELIGHT NETWORKS, INC.
Reconciliation of GAAP Net Income (Loss) to EBITDA to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended				Twelve Months Ended

	December 31,	September 30,	December 31,	September 30,	December 31,	December 31,
	2011	2011	2010	2010	2011	2010

GAAP net (loss) income	$ (6,553)	$ 5,018	$ (6,348)	$ (5,954)	$ (25,288)	$ (20,351)

Depreciation and amortization	8,555	8,534	6,849	6,527	32,817	24,684
Interest expense	74	89	59	--	299	62
Interest and other (income) expense	200	(168)	(54)	(65)	(441)	(660)
Income tax (benefit) expense	(909)	(1,896)	(383)	406	(2,238)	727
Loss (income) from discontinued operations	558	(11,420)	2,090	632	(4,778)	(1,879)

EBITDA	1,925	157	2,213	1,546	371	2,583

Share-based compensation	4,188	2,989	3,907	4,068	15,881	16,182
Litigation defense expenses	301	463	22	9	1,376	2,149
Acquisition related expenses	117	(41)	169	345	776	1,527

Adjusted EBITDA	$ 6,531	$ 3,568	$ 6,311	$ 5,968	$ 18,404	$ 22,441

Conference Call

At approximately 4:30 p.m. EST (1:30 p.m. PST) today, management will host a quarterly conference call for investors. Investors can access this call toll-free at 877-388-8480 within the United States or +1 678-809-1592 outside of the U.S. The conference call will also be audiocast live from http://www.limelight.com and a replay will be available following the call from the Company's website.

Safe-Harbor Statement

This press release contains forward-looking statements concerning, among other things, the outlook for the Company's revenues, net loss and stock-based compensation expenses, customer growth, market growth, pricing pressures, expansion into additional market segments, product and services improvements, the integration of acquired businesses and litigation and acquisition related expenses. Forward-looking statements represent the current judgment and expectations of Limelight Networks and are not guarantees and are subject to a number of risks and uncertainties that could cause actual results to differ materially including, but not limited to, risks and uncertainties discussed in the Company's Annual Report on Form 10K and other filings with the Securities and Exchange Commission and the final review of the results and amendments and preparation of quarterly financial statements, including consultation with our outside auditors. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason.

About Limelight Networks, Inc.

Limelight Networks, Inc. (Nasdaq:LLNW) provides solutions that enable business and technology decision makers to profit from the shift of content and advertising to the online world, the explosive growth of mobile and connected devices, and the migration of IT applications and services into the cloud. Our worldwide customers use Limelight's massively scalable software services to engage audiences, enhance brand presence, analyze viewer preferences, optimize advertising, manage and monetize digital assets, and ultimately build stronger customer relationships. For more information, please visit http://www.limelight.com or follow us on Twitter at www.twitter.com/llnw.

Copyright (C) 2012 Limelight Networks, Inc. All rights reserved. All product or service names are the property of their respective owners.

CONTACT: Heather Miller
         215-867-8600 ext. 239
         media@llnw.com